Exhibit 99.1

NextNRG Expands Services into Oklahoma

Expansion begins with one of the nation’s largest in-house fleet operators and supports broader rollout to additional national accounts and new markets across the state

MIAMI – April 30, 2025 – NextNRG, Inc. (“NextNRG” or the “Company”) (Nasdaq: NXXT), a pioneer in AI-driven energy innovation—transforming how energy is produced, managed, and delivered through its advanced Utility Operating System, smart microgrid technology, wireless EV charging, and on-demand mobile fuel delivery solutions— today announced the expansion of its mobile fueling operations into Oklahoma, further extending its national footprint and advancing its recurring revenue strategy.

Initial operations in Oklahoma will begin with servicing one of the nation’s largest in-house fleet operators under a long-term agreement. The Company expects to build on this foundation by expanding services to additional national accounts and opening new markets across the state.

NextNRG believes that Oklahoma’s expanding infrastructure and logistics sectors represent a significant opportunity for mobile fueling services. With more than $9 billion in planned construction through 2030, a high concentration of fleet-reliant industries, and its role as a national freight and energy corridor, the state aligns well with NextNRG’s customer profile and operating model.

“Oklahoma represents a strong entry point as we expand fueling services for one of the largest in-house fleet operators in the U.S.,” said Michael D. Farkas, Founder and CEO of NextNRG. “This launch not only supports an existing customer relationship under a long-term agreement, but also provides a foundation for broader growth across the state as we scale with additional national partners and open new markets in the region.”

NextNRG’s direct-to-site fueling services are currently active in several states, including Florida, Texas, California, Tennessee, Michigan and Arizona. The Company provides centralized account management, on-demand scheduling and secure tracking tools through its proprietary customer interface.

About NextNRG, Inc.

NextNRG, Inc. (NextNRG) is Powering What’s Next by implementing artificial intelligence (AI) and machine learning (ML) into renewable energy, next-generation energy infrastructure, battery storage, wireless electric vehicle (EV) charging and on-demand mobile fuel delivery to create an integrated ecosystem.

At the core of NextNRG’s strategy is its Utility Operating System, which leverages AI and ML to help make existing utilities’ energy management as efficient as possible; and the deployment of NextNRG smart microgrids, which utilize AI-driven energy management alongside solar power and battery storage to enhance energy efficiency, reduce costs and improve grid resiliency. These microgrids are designed to serve commercial properties, schools, hospitals, nursing homes, parking garages, rural and tribal lands, recreational facilities and government properties, expanding energy accessibility while supporting decarbonization initiatives.

NextNRG continues to expand its growing fleet of fuel delivery trucks and national footprint, including the acquisition of Yoshi Mobility’s fuel division and Shell Oil’s trucks, further solidifying its position as a leader in the on-demand fueling industry. NextNRG is also integrating sustainable energy solutions into its mobile fueling operations. The company hopes to be an integral part of assisting its fleet customers in their transition to EV, supporting more efficient fuel delivery while advancing clean energy adoption. The transition process is expected to include the deployment of NextNRG’s innovative wireless EV charging solutions.

To find out more visit: www.nextnrg.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement describing NextNRG’s goals, expectations, financial or other projections, intentions, or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “expect,” “intends,” “will,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, including, but not limited to, those related to NextNRG’s business and macroeconomic and geopolitical events. These and other risks are described in NextNRG’s filings with the Securities and Exchange Commission from time to time. NextNRG’s forward-looking statements involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although NextNRG’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by NextNRG. Except as required by law, NextNRG undertakes no obligation to update any forward-looking statements for any reason. As a result, you are cautioned not to rely on these forward-looking statements.

Investor Relations Contact

NextNRG, Inc.

Sharon Cohen

SCohen@nextnrg.com